UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 21, 2008

Innovex, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-13143	41-1223933
(Commission File Number)	(I.R.S. Employer Identification No.)
3033 Campus Drive, Suite E180 Plymouth, MN	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 383-4000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The Company hereby furnishes a press release issued on January 21, 2008 and attached hereto as Exhibit 99.1 disclosing material non-public information regarding the Company’s results of operations for the quarter ending December 29, 2007.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVEX, INC.

		By:	/s/ Douglas W. Keller
Douglas W. Keller
Vice President, Finance

Date:	January 21, 2008